SUPPLEMENT

dated November 8, 2019 to the

PROSPECTUS

and the

SUMMARY PROSPECTUS

dated May 31, 2019, as supplemented

The Yorktown Funds

(Class A, Class L and Institutional Class Shares)

The following information replaces in their entirety the sections titled “Payments to Broker-Dealers and Other Financial Intermediaries” of the Prospectus and the Summary Prospectus for each of the Yorktown Funds.

“ If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.”

If you have any questions, please call (800) 544-6060.

Please retain this supplement with your records.